SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 1, 1999


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                  0-21637              95-4592204
   (State or Other Jurisdiction   (Commission            (IRS Employer
     of Incorporation)            File Number)         Identification No.)


                    6355 TOPANGA CANYON BOULEVARD, SUITE 120
                        WOODLAND HILLS, CALIFORNIA 91367
                    (Address of Principal Executive Offices)

                                 (818) 615-1500
                         (Registrant's Telephone Number)

Item 2.      ACQUISITION OR DISPOSITION OF ASSETS

GENERAL

      On July 1, 1999, we acquired 1,700,000 common shares of Trojan Television Limited, a corporation formed under the laws of England and Wales, which represents 85% of the 2,000,000 outstanding common shares of Trojan. We acquired the common shares of Trojan by exercising our right to close a share purchase agreement with SF International Limited, Commtel Services Ltd. and TB Investments LLC, the majority shareholders of Trojan. In addition, 19 minority shareholders holding 246,000 common shares of Trojan have become parties to the share purchase agreement and have agreed to sell their shares of Trojan to us. Following our acquisition of the 246,000 shares from these minority shareholders, we will own 97.3% of the outstanding common shares of Trojan.

        Nine additional shareholders hold the remaining 54,000 outstanding common shares of Trojan. The majority shareholders have agreed to use their reasonable efforts to cause each of these additional shareholders to become a party to the share purchase agreement and sell their shares to us. Presently, we are actively seeking to acquire the remaining shares in Trojan from these shareholders.

PURCHASE PRICE

        The purchase price we will pay to the shareholders of Trojan in exchange for their Trojan shares will consist of shares of our common stock. We will issue, subject to certain adjustments discussed below:

        o 0.33 shares of our common stock for each Trojan share, which represents a total of 660,000 shares of our common stock if we are successful in acquiring 100% of the outstanding common shares of Trojan.

        The total number of shares we will pay for Trojan will depend on the number of minority shareholders who agree to become parties to the share purchase agreement and sell their Trojan shares to us. Subject to certain adjustments discussed below, we will issue 642,180 shares of common stock to the shareholders of Trojan who were parties to the share purchase agreement on July 1, 1999.

        The share purchase agreement provides for an adjustment to the number of shares we will issue to the Trojan shareholders. If the amount of Trojan's cash and cash equivalents is greater than the amount of Trojan's actual, accrued and contingent liabilities, the number of shares to be issued to the Trojan shareholders will be increased by a number determined by dividing:

        o      the amount of the difference; by

        o      $5.4754

If the amount of Trojan's cash and cash equivalents is less than the amount of Trojan's actual, accrued and contingent liabilities by more than $50,000, the number of shares to be issued to the Trojan shareholders will be decreased by a number determined by dividing:

        o      the amount of the difference; by

        o      $ 6.4417

        The purchase price for the Trojan shares will be paid within 5 business days following final determination of Trojan's net asset value. We anticipate that Trojan's net asset value, and thus the final per share purchase price, will be determined on or before August 15, 1999. Initially, the shares will be deposited into an escrow account and will be subject to offset for any claims we may make for indemnification under the share purchase agreement. The shares to be issued to the Trojan shareholders will be restricted securities within the meaning of the Securities Act.

        The acquisition will be accounted for as a purchase.

TROJAN TELEVISION LIMITED

        Trojan Television Limited is a London-based company doing business as The Auction Channel. Founded in 1996, Trojan integrates live satellite, cable TV and Web broadcasts of auction events conducted by auction houses, allowing for participants to watch auction events on television and use the Internet or their telephone to bid simultaneously with people actually present at the auction house. Trojan has entered into agreements to provide its services with such major auction houses as Christie's, Phillips, Bonhams and Brooks.

        Attached hereto as Exhibit 99.1 is our press release, issued July 8, 1999, which is incorporated herein in its entirety by this reference.

RELATED TRANSACTIONS

        DEED OF ASSIGNMENT

        Effective upon the closing of our acquisition of Trojan, the majority shareholders assigned to us indebtedness in the approximate amount of 345,000 British Pounds owed to them by Trojan. The indebtedness is secured by a first legal mortgage, a first fixed charge and a first floating charge over Trojan's assets.

        The indebtedness was assigned to us pursuant to a deed of assignment entered into by us with the majority shareholders on July 1, 1999, the date we closed our acquisition of Trojan. The purchase price we will pay for the indebtedness consists of the following:

o        70,000 British Pounds; and

o        49,626 shares of our common stock.

        Of the 49,626 shares of common stock included in the purchase price, 41,060 shares will be deposited into an escrow account and will be subject to offset for any claims we may make for indemnification under the deed and under the share purchase agreement.

        We have agreed to file within 90 days of the date of the deed a registration statement covering the resale of 8,566 of the shares of common stock.

        SETTLEMENT AGREEMENT

        Also in connection with our acquisition of Trojan, we entered into a settlement agreement, dated April 30, 1999, with Articulate UK Limited, Articulate Entertainment BV, Peter Farid Faisal Abdullah, Kai Schuermann, Trojan, and certain other related parties relating to certain claims asserted against Trojan. Each of the parties to the settlement agreement have released each other from substantially all claims the parties may have against the other parties.

        As consideration for the parties obligations under the settlement agreement:

        o we will issue to iBidLive, N.V., an affiliate of Articulate UK Limited, (i) 175,000 shares of our common stock, (ii) warrants to purchase up to 200,000 shares of our common stock at an exercise price of $3.50 per share, which warrants will be immediately vested and will expire 6 months following the closing of the Trojan acquisition, and (iii) warrants to purchase up to 200,000 shares of our common stock at an exercise price of $4.00 per share, which warrants will be immediately vested and will expire 12 months following the closing of the Trojan acquisition; and

        o      Articulate UK Limited will cause iBidLive, N.V. to issue to us
               (i) warrants to purchase up to 350,000 shares of common stock of iBidLive, N.V. at an exercise price of Dfl 1.50 per share, which warrants will be immediately vested and will expire on February 28, 2000, and (ii) warrants to purchase 100,000 shares of common stock of iBidLive, N.V. at an exercise price of Dfl 1.25 per share, which warrants will be immediately vested and will expire on February 28, 2000.

OTHER TRANSACTIONS

        In April 1999, we sold the following number of shares of our common stock to the following persons:

               NAME                                            NUMBER OF SHARES

               Time Helfet                                           126,000
               Brent Cohen                                           126,000
               Schuerman GbR                                         350,000

        Each of the purchasers is an indirect majority shareholder of Trojan. Tim Helfet and Brent Cohen are members of TB Investments LLC, and paid $2.1875 per share for their stock. Kai Schuerman, a beneficial owner of Schuerman GbR, is also a shareholder of SF International Limited. Schuerman GbR paid $2.00 per share for its stock.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

               TROJAN TELEVISION LIMITED

               Report of the Auditors to the Members dated June 25, 1999 for the Year Ended 30th June 1998

               Statement of Operations and Accumulated Deficit for the Year Ended 30th June 1998

               Balance Sheet As at 30th June 1998

               Statements of Cash Flows As at 30th June 1998

               Notes to the Financial Statements For the Year Ended 30th June
               1998

               Report of the Auditors to the Members dated June 25, 1999 for the Year Ended 30th June 1997

               Statement of Operations and Accumulated Deficit for the Period Ended 30th June 1997

               Balance Sheet As at 30th June 1997

               Statements of Cash Flows As at 30th June 1997

               Notes to the Financial Statements for the Period Ended 30th June 1997

               Statement of Operations and Accumulated Deficit As at 31st March 1999

               Balance Sheet As at 31st March 1999

               Statements of Cash Flows As at 31st March 1999

               Notes to the Financial Statements for the Period Ended 31st March 1999

               Statement of Operations and Accumulated Deficit for the Period Ended 31st March 1998

               Balance Sheet As at 31st March 1998

               Statements of Cash Flows As at 31st March 1998

               Notes to the Financial Statements For the 9 Months Ended 31st March 1998

        (b)    PRO FORMA FINANCIAL INFORMATION.

               BRILLIANT DIGITAL ENTERTAINMENT, INC.

               Unaudited Pro Forma Combined Financial Statements

               Unaudited Pro Forma Condensed Consolidated Statement of Operations Including Trojan Television Acquisition for the Year Ended December 31, 1998

               Unaudited Pro Forma Condensed Consolidated Balance Sheet Including Trojan Television Acquisition at March 31, 1999

               Unaudited Pro Forma Condensed Consolidated Statement of Operations Including Trojan Television Acquisition for the Three Months Ended March 31, 1999

               Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

        (c)    EXHIBITS.

               10.1 Agreement for the sale and purchase of share capital of Trojan Television Limited, dated July 1, 1999, between SF International
                      Limited and Others and the Registrant.

               10.2 Option Agreement, dated March 11, 1999, by and among the Registrant, Tim Helfet, Brent Cohen and SF International Ltd. acting for itself or as nominee for Commtel Services Ltd, HL International Ltd and Kai Schuermann, as amended by the First Amendment to Option Agreement, dated April 12, 1999, by and among the Registrant, Tim Helfet, Brent Cohen and SF International Ltd. acting for itself or as nominee for Commtel Services Ltd, HL International Ltd and Kai Schuermann, as further amended the Second Amendment to Option Agreement, dated April 29, 1999, by and among the Registrant, Tim Helfet, Brent Cohen and SF International Ltd. acting for itself or as nominee for Commtel Services Ltd, HL International Ltd and Kai Schuermann.

               23.1   Consent of Edwards & Co.

               99.1 Press Release of Registrant, issued July 8, 1999, with respect to the acquisition of Trojan Television Limited.

                            TROJAN TELEVISION LIMITED
                      REPORT OF THE AUDITORS TO THE MEMBERS

We have audited the financial statements on pages 3 to 8, which have been prepared under the historical cost convention and in accordance with accounting principles generally accepted in the United States of America.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

The company's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with generally accepted Auditing Standards. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

GOING CONCERN

In forming our opinion, we have considered the adequacy of the disclosures made in Note 2 of the financial statements concerning the uncertainty as to the likelihood of success of the directors efforts to raise further capital. In view of the significance of this uncertainty we consider that it should be drawn to your attention but our opinion is not qualified in this respect.

OPINION

In our opinion, the financial statements give a true and fair view of the state of the company's affairs as at 30th June 1998 and of its loss for the year then ended.

/s/  Edwards & Co.

EDWARDS & CO.
Registered Auditors
Chartered Accountants
London

DATE: 25 June 1999

                            TROJAN TELEVISION LIMITED

               STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

                        FOR THE YEAR ENDED 30TH JUNE 1998


                                                                        YEAR TO
                                                                      30TH JUNE
                                                                           1998
                                                                (British Pounds)

Net sales                                                                35,770

Costs and expenses:
    Costs of sales                                                       96,823
    Selling and administrative                                          263,159
    Interest                                                              1,111
                                                                       --------
                                                                        361,093
                                                                       --------

Net loss                                                               (325,323)

Accumulated deficit
    Beginning of period                                                (193,475)
                                                                       --------
    End of period                                     (British Pounds) (518,798)
                                                                       ========

                            TROJAN TELEVISION LIMITED

                                  BALANCE SHEET

                              AS AT 30TH JUNE 1998

                                                                          AS AT
                                                                      30TH JUNE
                                                                           1998
                                                               (British Pounds)
ASSETS
CURRENT ASSETS
   Cash and cash equivalents                                              1,713
   Other current assets                                                   4,521
                                                                       --------
Total current assets                                                      6,234

PROPERTY, PLANT AND EQUIPMENT
   Office equipment                                                      16,348

   Accumulated depreciation and amortisation                             (6,038)
                                                                       --------
                                                                         10,310
                                                                       --------
Total assets                                            (British Pounds) 16,544
                                                                       ========
LIABILITIES AND SHAREHOLDERS DEFICIT

CURRENT LIABILITIES
   Accounts payable and accrued expenses                                 65,141
   Taxes, other than income taxes                                        17,212
   Other current liabilities                                             98,872
                                                                       --------
Total current liabilities                                               181,225

SHAREHOLDERS' DEFICIT
Common stock, 1p par value
Authorised shares - 40,000
Issued shares - 10,000                                                      100
Additional paid in capital                                              354,017
Accumulated deficit                                                    (518,798)
                                                                       --------
Total shareholders deficit                                             (164,681)
                                                                       --------
Total liabilities and shareholders' deficit             (British Pounds) 16,544
                                                                       ========

APPROVED BY THE BOARD ON                 1999


 ...................................................
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                                    Page 9

                            TROJAN TELEVISION LIMITED

                            STATEMENTS OF CASH FLOWS

                              AS AT 30TH JUNE 1998

                                                                   12 MONTHS TO
                                                                      30TH JUNE
                                                                           1998
                                                               (British Pounds)

Cash flows from operating activities
   Net loss                                                            (325,323)

Adjustments to reconcile net loss to cash flows
  used in operating activities
   Depreciation                                                           5,450

Changes in operating assets and liabilities
   Decrease in accounts receivable                                          305
   Increase in other current assets                                       1,240
   Increase in current liabilities                                      128,103
                                                                       --------
Net cash utilised by operating activities                              (190,225)
                                                                       --------
Cash provided by shareholders                                           201,707

Cash flows from investing activities
   Purchases of property and equipment                                  (12,424)
                                                                       --------
Net decrease in cash                                                       (942)
Cash at beginning of period                                               2,655
                                                                       --------
Cash at end of period                                    (British Pounds) 1,713
                                                                       ========

                            TROJAN TELEVISION LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1998

1.      THE COMPANY

        Trojan Television Limited ("the Company") was incorporated in June 1996 in England and Wales and commenced trading on 1st July 1996. The company is in the business of television and internet broadcasting of auctions and related programming.

2.      SIGNIFICANT ACCOUNTING POLICIES

        ACCOUNTING CONVENTION

        The financial statements are prepared under the historical cost convention and in accordance with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

        REVENUE RECOGNITION

        Revenue is recognised when the service which the company has been engaged to supply has been completed.

        PROPERTY, EQUIPMENT AND DEPRECIATION

        Property and equipment are carried at cost less accumulated depreciation. Depreciation is calculated so as to write off the cost of tangible fixed assets, less their estimated residual values, on a straight line basis over the expected useful economic lives of the assets concerned. The principal annual rates used for this purpose are:

        Office equipment - over 3 years

        WEBSITE AND SOFTWARE DEVELOPMENT

        All costs incurred in the creation of the company's website and the development of software are written off against income in the period in which they are incurred.

                            TROJAN TELEVISION LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1998

        GOING CONCERN

        Since the year end additional loans have been received by the company to support the continuing development of its activities. The directors are actively seeking further equity finance and negotiations are at an advanced stage with Brilliant Digital Entertainment Inc, a US listed corporation.

        Due to the on-going support provided by these loans, the directors believe it is appropriate to prepare the financial statements on the going concern basis which assumes that the company will continue in operational existence for the foreseeable future. In spite of the support received to date, the company has been paying creditors outside of their normal terms of trade.

        If the company were unable to continue in operational existence for the foreseeable future, adjustments would have to be made to reduce the balance sheet values of assets to their recoverable amounts and to provide for further liabilities that might arise, and to re-classify fixed assets as current assets.

3.      PROPERTY AND EQUIPMENT

        Property and equipment at 30th June 1998 consisted of:

                                                                 1998
                                                      (British Pounds)

        Office equipment                                       16,348
        Less: Accumulated depreciation                          6,038
                                                           ----------
                                              (British Pounds) 10,310
                                                               ======

4.      COMMITMENTS AND CONTINGENCIES

        The company is in dispute with several creditors who are claiming they are owed equity in the company. In order to dismiss the claim to equity the company may have to pay a premium to the creditors although at the present time the amount is undeterminable.

        Subsequent to the balance sheet date, the company has continued to incur substantial professional fees as a result of its restructuring and potential future sale.

                            TROJAN TELEVISION LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1998


5.      RELATED PARTY TRANSACTIONS

        As at 30th June 1998 the company had loans from several of its minority shareholders, repayable on demand totalling (British Pounds)44,000.

6.      INCOME TAXES

        No liability to income taxes arises as a result of the losses made by the company.

7.      POST BALANCE SHEET EVENTS

        Since the year end the company has entered into negotiations with two of its clients over the company's commitment to broadcast a certain number of auctions. As a result of these negotiations the company may have to bear the cost of broadcasting these auctions for which no income will be received from the auction house. No provision has been made in these accounts.

                            TROJAN TELEVISION LIMITED
                      REPORT OF THE AUDITORS TO THE MEMBERS

We have audited the financial statements on pages 3 to 8, which have been prepared under the historical cost convention and in accordance with accounting principles generally accepted in the United States of America.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

The company's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with generally accepted Auditing Standards. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

GOING CONCERN

In forming our opinion, we have considered the adequacy of the disclosures made in Note 2 of the financial statements concerning the uncertainty as to the likelihood of success of the directors efforts to raise further capital. In view of the significance of this uncertainty we consider that it should be drawn to your attention but our opinion is not qualified in this respect.

OPINION

In our opinion, the financial statements give a true and fair view of the state of the company's affairs as at 30th June 1997 and of its loss for the period then ended.

/s/ Edwards & Co.

EDWARDS & CO.
Registered Auditors
Chartered Accountants
London
DATE:  25 June 1999

                            TROJAN TELEVISION LIMITED

                 STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

                       FOR THE PERIOD ENDED 30TH JUNE 1997


                                                                   12 MONTHS TO
                                                                      30TH JUNE
                                                                           1997
                                                               (British Pounds)

Net sales                                                                   259

Costs and expenses:
    Costs of sales                                                       47,658
    Selling and administrative                                          145,431
    Interest                                                                645
                                                                       --------
                                                                        193,734
                                                                       --------

Net loss                                                               (193,475)

Accumulated deficit
    Beginning of period                                                       -
                                                                       --------
    End of period                                     (British Pounds) (193,475)
                                                                       ========

                            TROJAN TELEVISION LIMITED

                                  BALANCE SHEET

                              AS AT 30TH JUNE 1997

                                                                          AS AT
                                                                      30TH JUNE
                                                                           1997
                                                               (British Pounds)
ASSETS
CURRENT ASSETS
   Cash and cash equivalents                                              2,655
   Other current assets                                                   6,066
                                                                       --------
Total current assets                                                      8,721

PROPERTY, PLANT AND EQUIPMENT
   Office equipment                                                       3,924

   Accumulated depreciation and amortisation                               (588)
                                                                       --------
                                                                          3,336
                                                                       --------
Total assets                                            (British Pounds) 12,057
                                                                       ========
LIABILITIES AND SHAREHOLDERS DEFICIT

CURRENT LIABILITIES
   Accounts payable and accrued expenses                                 24,079
   Taxes, other than income taxes                                        14,043
   Other current liabilities                                             15,000
                                                                       --------
Total current liabilities                                                53,122

SHAREHOLDERS' DEFICIT
Common stock, 1p par value
Authorised shares - 40,000
Issued shares - 10,000                                                      100
Additional paid in capital                                              152,310
Accumulated deficit                                                   (193,475)
                                                                       --------
Total shareholders deficit                                              (41,065)
                                                                       --------
Total liabilities and shareholders' deficit             (British Pounds) 12,057
                                                                       ========
APPROVED BY THE BOARD ON                 1999


 ...................................................
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                                    Page 16

                            TROJAN TELEVISION LIMITED

                            STATEMENTS OF CASH FLOWS

                              AS AT 30TH JUNE 1997

                                                                   12 MONTHS TO
                                                                      30TH JUNE
                                                                           1997
                                                                (British Pounds)

Cash flows from operating activities
   Net loss                                                            (193,475)

Adjustments to reconcile net loss to cash flows
  used in operating activities
   Depreciation                                                             588

Changes in operating assets and liabilities
   Increase in accounts receivable                                         (305)
   Increase in other current assets                                      (5,761)
   Increase in current liabilities                                       53,122
                                                                       --------
Net cash utilised by operating activities                              (145,831)
                                                                       --------
Cash provided by shareholders capital                                   152,410

Cash flows from investing activities
   Purchases of property and equipment                                   (3,924)
                                                                       --------
Net increase in cash                                                      2,655
Cash at beginning of period                                                   -
                                                                       --------
Cash at end of period                                    (British Pounds) 2,655
                                                                       ========

                            TROJAN TELEVISION LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                       FOR THE PERIOD ENDED 30TH JUNE 1997

1.      THE COMPANY

        Trojan Television Limited ("the Company") was incorporated in June 1996 in England and Wales and commenced trading on 1st July 1996. The company is in the business of television and internet broadcasting of auctions and related programming.

2.      SIGNIFICANT ACCOUNTING POLICIES

        ACCOUNTING CONVENTION

        The financial statements are prepared under the historical cost convention and in accordance with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

        REVENUE RECOGNITION

        Revenue is recognised when the service which the company has been engaged to supply has been completed.

        PROPERTY, EQUIPMENT AND DEPRECIATION

        Property and equipment are carried at cost less accumulated depreciation. Depreciation is calculated so as to write off the cost of tangible fixed assets, less their estimated residual values, on a straight line basis over the expected useful economic lives of the assets concerned. The principal annual rates used for this purpose are:

        Office equipment - over 3 years

        WEBSITE AND SOFTWARE DEVELOPMENT

        All costs incurred in the creation of the company's website and the development of software are written off against income in the period in which they are incurred.

                                  TROJAN TELEVISION LIMITED
                              NOTES TO THE FINANCIAL STATEMENTS
                             FOR THE PERIOD ENDED 30TH JUNE 1997

        GOING CONCERN

        Since the period end additional loans have been received by the company to support the continuing development of its activities. The directors are actively seeking further equity finance and negotiations are at an advanced stage with Brilliant Digital Entertainment Inc, a US listed corporation.

        Due to the on-going support provided by these loans, the directors believe it is appropriate to prepare the financial statements on the going concern basis which assumes that the company will continue in operational existence for the foreseeable future. In spite of the support received to date, the company has been paying creditors outside of their normal terms of trade.

        If the company were unable to continue in operational existence for the foreseeable future, adjustments would have to be made to reduce the balance sheet values of assets to their recoverable amounts and to provide for further liabilities that might arise, and to re-classify fixed assets as current assets.

3.      PROPERTY AND EQUIPMENT

        Property and equipment at 30th June 1997 consisted of:

                                                                           1997
                                                               (British Pounds)

      Office equipment                                                    3,924
      Less: Accumulated depreciation                                        588
                                                                       --------
                                                          (British Pounds) 3,336
                                                                       ========


4.      COMMITMENTS AND CONTINGENCIES

        The company is in dispute with several creditors who are claiming they are owed equity in the company. In order to dismiss the claim to equity the company may have to pay a premium to the creditors although at the present time the amount is undeterminable.

        Subsequent to the balance sheet date, the company has continued to incur substantial professional fees as a result of its restructuring and potential future sale.

                            TROJAN TELEVISION LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                       FOR THE PERIOD ENDED 30TH JUNE 1997


5.      RELATED PARTY TRANSACTIONS

        As at 30th June 1997 the company had loans from several of its minority shareholders, repayable on demand, totalling (British Pounds)15,000.

6.      INCOME TAXES

        No liability to income taxes arises as a result of the losses made by the company.

7.      POST BALANCE SHEET EVENTS

        Since the period end the company has entered into negotiations with two of its clients over the company's commitment to broadcast a certain number of auctions. As a result of these negotiations the company may have to bear the cost of broadcasting these auctions for which no income will be received from the auction house. No provision has been made in these accounts.


                           TROJAN TELEVISION LIMITED

                STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT

                              AS AT 31ST MARCH 1999

                                                                   9 MONTHS TO
                                                                    31ST MARCH
                                                                          1999
                                                               (BRITISH POUNDS)

Net sales                                                              218,675


Costs and expenses:
   Costs of sales                                                       28,061
   Selling and administrative                                          987,071
   Interest                                                              9,172
                                                                  ------------
                                                                     1,024,304
                                                                  ------------

Net loss                                                              (805,629)

Accumulated deficit
   Beginning of period                                                (518,798)
                                                                  ------------
   End of period                                   (British Pounds) (1,324,427)
                                                                       =======


                            TROJAN TELEVISION LIMITED

                                  BALANCE SHEET

                              AS AT 31ST MARCH 1999

                                                                         AS AT
                                                                    31ST MARCH
                                                                          1999
                                                               (BRITISH POUNDS)
ASSETS
CURRENT ASSETS

   Cash and cash equivalents                                             3,764
   Other current assets                                                 33,469
                                                                    ----------
Total current assets                                                    37,233

PROPERTY, PLANT AND EQUIPMENT
   Office equipment                                                     19,931

   Accumulated depreciation and amortisation                           (11,521)
                                                                    ----------
                                                                         8,410
                                                                    ----------
 Total assets                                        (British Pounds)   45,643
                                                                        ======
LIABILITIES AND SHAREHOLDERS DEFICIT

CURRENT LIABILITIES
   Accounts payable and accrued expenses                               363,418
   Taxes, other than income taxes                                       17,122
   Other current liabilities                                           635,413
                                                                  ------------
 Total current liabilities                                           1,015,953

SHAREHOLDERS' DEFICIT
Common stock, 1p par value
Authorised shares - 40,000
Issued shares - 10,000                                                     100
Additional paid in capital                                             354,017
Accumulated deficit                                                 (1,324,427)
                                                                  ------------
Total shareholders deficit                                            (970,310)
                                                                    ----------
Total liabilities and shareholders' deficit            (British Pounds) 45,643
                                                                        ======


                            TROJAN TELEVISION LIMITED

                            STATEMENTS OF CASH FLOWS

                              AS AT 31ST MARCH 1999

                                                                   9 MONTHS TO
                                                                    31ST MARCH
                                                                          1999
                                                              (BRITISH POUNDS)

Cash flows from operating activities
   Net loss                                                           (805,629)

Adjustments to reconcile net loss to cash flows
  used in operating activities
   Depreciation                                                          5,483

Changes in operating assets and liabilities
   Increase in accounts receivable                                           -
   Decrease in other current assets                                    (28,948)
   Increase in current liabilities                                     834,728
                                                                    ----------
Net cash utilised by operating activities                                5,634
                                                                    ----------

Cash flows from investing activities
   Purchases of property and equipment                                  (3,583)
                                                                    ----------
Net increase in cash                                                     2,051
Cash at beginning of period                                              1,713
                                                                    ----------
Cash at end of period                                   (British Pounds) 3,764
                                                                        ======

                            TROJAN TELEVISION LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                      FOR THE PERIOD ENDED 31ST MARCH 1999

1.      THE COMPANY

        Trojan Television Limited ("the Company") was incorporated in June 1996 in England and Wales. The company is in the business of television and internet broadcasting of auctions and related programming.

2.      SIGNIFICANT ACOUNTING POLICIES

        ACCOUNTING CONVENTION

        The financial statements are prepared under the historical cost convention and in accordance with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

        REVENUE RECOGNITION

        Revenue is recognised when the service which the company has been engaged to supply has been completed.

        PROPERTY, EQUIPMENT AND DEPRECIATION

        Property and equipment are carried at cost less accumulated depreciation. Depreciation is calculated so as to write off the cost of tangible fixed assets, less their estimated residual values, on a straight line basis over the expected useful economic lives of the assets concerned. The principal annual rates used for this purpose are:

        Office equipment - over 3 years

        WEBSITE AND SOFTWARE DEVELOPMENT

        All costs incurred in the creation of the company's website and the development of software are written off against income in the period in which they are incurred.

                            TROJAN TELEVISION LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                      FOR THE PERIOD ENDED 31ST MARCH 1999

        GOING CONCERN

        Since the period end additional loans have been received by the company to support the continuing development of its activities. The directors are actively seeking further equity finance and negotiations are at an advanced stage with Brilliant Digital Entertainment Inc, a US listed corporation.

        Due to the on-going support provided by these loans, the directors believe it is appropriate to prepare the financial statements on the going concern basis which assumes that the company will continue in operational existence for the foreseeable future. In spite of the support received to date, the company has been paying creditors outside of their normal terms of trade.

        If the company were unable to continue in operational existence for the foreseeable future, adjustments would have to be made to reduce the balance sheet values of assets to their recoverable amounts and to provide for further liabilities that might arise, and to re-classify fixed assets as current assets.

3.      OTHER CURRENT ASSETS

        Other current assets comprise amounts due from HM Customs and Excise.

4.      PROPERTY AND EQUIPMENT

        Property and equipment at 31st March 1999 consisted of:

                                                                  1999
                                                       (British Pounds)

        Office equipment                                        19,931
        Less: Accumulated depreciation                          11,521
                                                            ----------
                                                 (British Pounds)8,410
                                                               ======

5.      ACCOUNTS PAYABLE AND ACCRUED EXPENSES

        This includes accrued expenses of (British Pounds) 150,000 in respect of professional fees incurred as a result of the company's restructuring and future investment requirements. The company continues to incur professional fees, the full eventual cost of which are currently indeterminable.

                            TROJAN TELEVISION LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                      FOR THE PERIOD ENDED 31ST MARCH 1999


6.      OTHER CURRENT LIABILITIES

        Included with other current liabilities is (British Pounds) 96,583 due to the provider of the company's main software. This balance is payable by instalments over the next eight months.

7.      SHARE CAPITAL

        On 13th April 1999 the company increased its share capital to (British Pounds) 2,000. The 1p shares were subdivided into shares of 0.1p. The authorised share capital therefore became 2,000,000 shares of 0.1p on that date.

        On 13th April 1999 the company made a 2 for 1 bonus issue, increasing the total number of issued shares to 300,000 shares of 0.1p.

8.      COMMITMENTS AND CONTINGENCIES

        The company is in dispute with several creditors totalling (British Pounds) 131,340 who are claiming they are owed equity in the company. In order to dismiss the claim to equity the company may have to pay a premium to the creditors although at the present time the amount is undeterminable.

        Subsequent to the balance sheet date, the company has continued to incur substantial professional fees as a result of its restructuring and potential future sale.

        The company is in negotiations with two of its clients over the company's commitment to broadcast a certain number of auctions. As a result of these negotiations the company may have to bear the cost of broadcasting auctions for which no income will be received from the auction house. No provision has been made in these accounts for the cost of those auctions which is indeterminable at the present time and will be dependent on the ancillary income, if any, that the company is able to generate.

        One of the directors has made an expense claim for (British Pounds) 12,500 which is in dispute and has not been provided in these accounts.

9.      RELATED PARTY TRANSACTIONS

        As at 31st March 1999 the company had loans from several of its minority shareholders, repayable on demand, totalling (British Pounds) 42,500 which were guaranteed by the director Jason Gleave (1998 - (British Pounds) 44,000).

        Included within other loans due within one year is (British Pounds) 5,000 owed to the director Jason Gleave.

                            TROJAN TELEVISION LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                      FOR THE PERIOD ENDED 31ST MARCH 1999

10.     INCOME TAXES

        No liability to income taxes arises as a result of the losses made by the company.

                         TROJAN TELEVISION LIMITED

              STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

                    FOR THE PERIOD ENDED 31ST MARCH 1998


                                                                     PERIOD TO
                                                                    31ST MARCH
                                                                          1998
                                                              (BRITISH POUNDS)

Net sales                                                               35,729

Costs and expenses:
    Costs of sales                                                      79,559
    Selling and administrative                                         176,152
    Interest                                                               677
                                                                    ----------
                                                                       256,388
                                                                    ----------

Net loss                                                              (220,659)

Accumulated deficit
Beginning of period                                                   (193,475)
                                                                    ----------
    End of period                                    (British Pounds) (414,134)
                                                                        ======

                         TROJAN TELEVISION LIMITED

                               BALANCE SHEET

                           AS AT 31ST MARCH 1998

                                                                         AS AT
                                                                    31ST MARCH
                                                                          1998
                                                              (BRITISH POUNDS)
ASSETS
CURRENT ASSETS
   Cash and cash equivalents                                             4,611
   Other current assets                                                  2,999
                                                                    ----------
Total current assets                                                     7,610

PROPERTY, PLANT AND EQUIPMENT
   Office equipment                                                     12,992

   Accumulated depreciation and amortisation                            (4,919)
                                                                    ----------
                                                                         8,073
                                                                    ----------
Total assets                                           (British Pounds) 15,683
                                                                        ======
LIABILITIES AND SHAREHOLDERS DEFICIT

CURRENT LIABILITIES
   Accounts payable and accrued expenses
                                                                        25,533
   Taxes, other than income taxes                                       10,309
   Other current liabilities                                            39,858
                                                                    ----------
Total current liabilities                                               75,700

SHAREHOLDERS' DEFICIT
Common stock, 1p par value                                                 100
Authorised shares - 40,000
Issued shares - 10,000
Additional paid in capital                                             354,017
Accumulated deficit                                                   (414,134)
                                                                    ----------
Total shareholders deficit                                             (60,017)
                                                                    ----------
Total liabilities and shareholders' deficit            (British Pounds) 15,683
                                                                        ======

                         TROJAN TELEVISION LIMITED

                          STATEMENTS OF CASH FLOWS

                           AS AT 31ST MARCH 1998

                                                                   9 MONTHS TO
                                                                    31ST MARCH
                                                                          1998
                                                              (BRITISH POUNDS)
 Cash flows from operating activities
   Net loss                                                           (220,659)

Adjustments to reconcile net loss to cash flows
  used in operating activities
   Depreciation                                                          4,331

Changes in operating assets and liabilities
   Decrease in accounts receivable                                           -
   Increase in other current assets                                      3,067
   Increase in current liabilities                                      22,578
                                                                    ----------
Net cash utilised by operating activities                             (190,683)
                                                                    ----------

Cash provided by shareholders                                          201,707

Cash flows from investing activities
   Purchases of property and equipment                                  (9,068)
                                                                    ----------
Net increase in cash                                                     1,956

Cash at beginning of period                                              2,655
                                                                    ----------
Cash at end of period                                   (British Pounds) 4,611
                                                                        ======

                            TROJAN TELEVISION LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                     FOR THE 9 MONTHS ENDED 31ST MARCH 1998

1.      THE COMPANY

        Trojan Television Limited ("the Company") was incorporated in June 1996 in England and Wales and commenced trading on 1st July 1996. The company is in the business of television and internet broadcasting of auctions and related programming.

2.      SIGNIFICANT ACCOUNTING POLICIES

        ACCOUNTING CONVENTION

        The financial statements are prepared under the historical cost convention and in accordance with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

        REVENUE RECOGNITION

        Revenue is recognised when the service which the company has been engaged to supply has been completed.

        PROPERTY, EQUIPMENT AND DEPRECIATION

        Property and equipment are carried at cost less accumulated depreciation. Depreciation is calculated so as to write off the cost of tangible fixed assets, less their estimated residual values, on a straight line basis over the expected useful economic lives of the assets concerned. The principal annual rates used for this purpose are:

        Office equipment - over 3 years

        WEBSITE AND SOFTWARE DEVELOPMENT

        All costs incurred in the creation of the company's website and the development of software are written off against income in the period in which they are incurred.

                            TROJAN TELEVISION LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                     FOR THE 9 MONTHS ENDED 31ST MARCH 1998

        GOING CONCERN

        Since the period end additional loans have been received by the company to support the continuing development of its activities. The directors are actively seeking further equity finance and negotiations are at an advanced stage with Brilliant Digital Entertainment Inc, a US listed corporation.

        Due to the on-going support provided by these loans, the directors believe it is appropriate to prepare the financial statements on the going concern basis which assumes that the company will continue in operational existence for the foreseeable future. In spite of the support received to date, the company has been paying creditors outside of their normal terms of trade.

        If the company were unable to continue in operational existence for the foreseeable future, adjustments would have to be made to reduce the balance sheet values of assets to their recoverable amounts and to provide for further liabilities that might arise, and to re-classify fixed assets as current assets.

3.      PROPERTY AND EQUIPMENT

        Property and equipment at 31st March 1998 consisted of:

                                                                    1998
                                                         (British Pounds)

        Office equipment                                           12,992
        Less: Accumulated depreciation                              4,919
                                                               ----------
                                                   (British Pounds) 8,073
                                                                   ======

4.      COMMITMENTS AND CONTINGENCIES

        The company is in dispute with several creditors who are claiming they are owed equity in the company. In order to dismiss the claim to equity the company may have to pay a premium to the creditors although at the present time the amount is undeterminable.

        Subsequent to the balance sheet date, the company has continued to incur substantial professional fees as a result of its restructuring and potential future sale.

                            TROJAN TELEVISION LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                     FOR THE 9 MONTHS ENDED 31ST MARCH 1998


5.      RELATED PARTY TRANSACTIONS

        As at 31st March 1998 the company had loans from several of its minority shareholders, repayable on demand, totalling (British Pounds) 44,000.

6.      INCOME TAXES

        No liability to income taxes arises as a result of the losses made by the company.

7.      POST BALANCE SHEET EVENTS

        Since the period end the company has entered into negotiations with two of its clients over the company's commitment to broadcast a certain number of auctions. As a result of these negotiations the company may have to bear the cost of broadcasting these auctions for which no income will be received from the auction house. No provision has been made in these accounts.

                UNAUDITED PRO FORM COMBINED FINANCIAL STATEMENTS


The following unaudited pro forma combined financial statements are based on the financial statements of Brilliant Digital Entertainment, Inc. and Trojan Television Limited combined and adjusted to give effect to:

        o       the acquisition by Brilliant of the stock of Trojan;

        o the purchase by Brilliant of a promissory note payable by Trojan; and

        o the acquisition by Brilliant of certain rights to proprietary technology owned by a third party, certain of which were formerly held by Trojan.

The acquisition of these items (collectively referred to as the "Acquisition") will be effected through the exchange of approximately 757,000 shares of Brilliant common stock, after estimated adjustments to be determined following the Acquisition, and warrants to acquire an additional 400,000 shares of Brilliant common stock. The substantial majority of the shares will be restricted within the meaing of the Securities Act. The value of the stock and warrants is approximately $6.8 million based on the closing price of Brilliant's common stock on June 21, 1999. The pro forma adjustments are described in the accompanying notes to the unaudited pro forma financial statements.

These pro forma combined financial statements conform to Brilliant's fiscal year-end of December 31. Trojan's fiscal year-end is June 30 and therefore, in accordance with Rule 11-02(c)(3) of Regulation S-X, the results of Trojan have been recast to reflect Trojan's results for the year ended December 31.

The unaudited pro forma combined statements of income for the three months ended March 31, 1999 and for the year ended December 31, 1998 give effect to the Acquisition as if it had occurred on January 1, 1998. The unaudited pro forma combined balance sheet at March 31, 1999 gives effect to the Acquisition as if it had occurred on such date.

The unaudited pro forma combined financial statements are not necessarily indicative of the results of operations or financial position of Brilliant that would have occurred had the Acquisition occurred at the beginning of each period presented or on the date indicated, nor are they necessarily indicative of future operating results or financial position. They should be read in conjunction with (i) the notes hereto, (ii) Brilliant's unaudited financial statements and the notes thereto as of and for the quarter ended March 31, 1999, included in the Form 10-QSB of Brilliant for the quarterly period ended March 31, 1998, and Brilliant's audited financial statements and the notes thereto as of and for the year ended December 31, 1999, included in Brilliant's Annual Report on Form 10-KSB for the year ended December 31, 1998, and (iii) the audited and unaudited financial information for Trojan included in this Form 8-K.

The unaudited proforma combined financial statements have been preliminarily prepared on the basis that:

o A third of the value to be paid for the acquisition of rights to proprietary technology owned by a third party and used by Trojan in its business should be allocated to goodwill. We may determine that a different allocation is more appropriate. If so, the allocation to goodwill could be as low as 0% and as high as 70%.

o The amortization period for the purchased rights to the proprietary technology is two years. We may determine that a different period is more appropriate. If so, the amortization period could be as short as six months and as long as five years.

o The amortization period for the goodwill acquired from Trojan is five years. We may determine that a different period is more appropriate. If so, the amortization period for the goodwill could be as short as three years and as long as 10 years.

             BRILLIANT DIGITAL ENTERTAINMENT, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     INCLUDING TROJAN TELEVISION ACQUISITION
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                        (In thousands, except share data)


                                                         As reported
                                                  -----------------------        Pro Forma                         Combined
                                                  Brilliant        Trojan       Adjustments       Eliminations     Pro Forma
                                                  ---------        ------       -----------       -----------      ---------

 Revenues:
 Software sales                                        $221                                                            $221
 Development fees                                       210                                                             210
 Other income                                                         $17                                                17
                                                  ---------        ------       ----------        ----------       ---------

 Total revenues                                         431            17                                               448

 Cost of revenues                                     1,383            20                                             1,403
                                                  ---------        ------       ----------        ----------       ---------

 Gross profit (loss)                                   (952)           (3)                                             (955)

 Operating expenses:

 Sales and marketing                                  1,785                                                           1,785
 General and administrative                           2,936         1,262             (50)                            4,148
 Research and development                             3,798                                                           3,798
 Depreciation and Amortization                          390                         1,944 4,5                         2,334
                                                  ---------        ------       ----------        ----------       ---------

 Total operating expenses                             8,909         1,262           1,894                             12,064
                                                  ---------        ------       ----------        ----------       ---------

 Income (loss) from operations                       (9,861)       (1,265)         (1,894)                           (13,020)

 Other income (expense):

 Export market development grant                         73                                                              73
 Foreign exchange gain (loss)                            (5)          (15)                                              (20)
 Interest income (expense) net                          368            (8)             (15)               15 6          360
                                                  ---------        ------       ----------        ----------       ---------

 Total other income (expense)                           436           (23)             (15)               15            413
                                                  ---------        ------       ----------        ----------       ---------

 Income (loss) before income taxes                   (9,425)       (1,288)          (1,909)               15        (12,607)
                                                  ---------        ------       ----------        ----------       ---------
 Income taxes

Net income (loss)                                   ($9,425)      ($1,288)         ($1,909)               15       ($12,607)
                                                  =========        ======       ==========        ==========       ==========


 Other comprehensive income:

 Foreign currency translation adjustment
 (net of tax effect)                                     72                                                              72
                                                  ---------        ------       ----------        ----------       ---------

 Comprehensive income (loss)                        ($9,353)      ($1,288)         ($1,909)              $15       ($12,535)
                                                  =========        ======       ==========        ==========       =========


 Basic and diluted net income (loss) per share       ($1.00)                                                         ($1.19)
                                                  =========                                                       =========

 Weighted average number of shares used
 in computing basic and diluted net income
 (loss) per share                                     9,403                          1,157 1,2,3                     10,560
                                                  =========                     ==========                        =========

             BRILLIANT DIGITAL ENTERTAINMENT, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                     INCLUDING TROJAN TELEVISION ACQUISITION
                                AT MARCH 31, 1999
                                 (In thousands)



                                                       As reported
                                                ------------------------     Pro Forma                             Combined
                                                  Brilliant      Trojan    Adjustments         Eliminations       Pro Forma
                                                ------------   ---------   ------------        -------------  --------------

ASSETS
Current assets:

  Cash and cash equivalents                          $1,632          $6           $273 3                           $1,911
  Accounts receivable                                 2,084                                                         2,084
  Other assets                                          258          54                                               312
                                                ------------   ---------   ------------         ---------   --------------

  Total current assets                                3,974          60            273                              4,307

  Property, plant and equipment, net                    684          14                                               698
  Movie software costs                                  491                                                           491
  Goodwill                                                                       5,688 1,2,4                        5,688
  Other assets                                          426                      2,112 2,5         ($500) 6         2,038
                                                ------------   ---------   ------------         ---------   --------------

  Total assets                                       $5,575         $74         $8,073             ($500)          13,222
                                                ============   =========   ============         =========   ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:

  Trade payables                                       $264        $614                                              $878
  Accrued and other liabilities                       1,148       1,026          ($161) 1,2,3      ($500) 6         1,513
  Current portion of note payable                       172                                                           172
                                                ------------   ---------   ------------         ---------   --------------

  Total current liabilities                           1,584       1,640           (161)             (500)           2,563

  Note payable, less current portion                     91                                                            91
  Convertible debenture                                 100                                                           100
  Other long term liabilities                           110                                                           110
                                                ------------   ---------   ------------         ---------   --------------

  Total liabilities                                   1,885       1,640          (161)              (500)           2,864

Stockholders' equity:
  Preferred stock
  Common stock                                            9           1              0 1,2,3                           10
  Additional paid-in capital                         21,357         570          6,097 1,2,3                       28,024
  Accumulated deficit                               (17,575)     (2,137)         2,137                            (17,575)
  Accumulated other comprehensive loss                 (101)                                                         (101)
                                                ------------   ---------   ------------         ---------   --------------

  Total stockholders' equity                          3,690      (1,566)         8,234                             10,358
                                                ------------   ---------   ------------         ---------   --------------

  Total liabilities and stockholders' equity         $5,575         $74        $8,073             ($500)          $13,222
                                                ============   =========   ============         =========   ==============

             BRILLIANT DIGITAL ENTERTAINMENT, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     INCLUDING TROJAN TELEVISION ACQUISITION
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                        (In thousands, except share data)


                                                       As reported
                                                ------------------------     Pro Forma                              Combined
                                                  Brilliant      Trojan     Adjustments        Eliminations        Pro Forma
                                                ------------   ---------   -------------       -----------     --------------
 Revenues:
 Software sales                                        $152                                                            $152
 Development fees                                        54                                                              54
 Other Income                                             0        $342                                                 342
                                                ------------   ---------   ------------        ----------     --------------

 Total revenues                                         206         342                                                 548

 Cost of revenues                                       205          21                                                 226
                                                ------------   ---------   ------------        ----------     --------------

 Gross profit (loss)                                      1         321                                                 322

 Operating expenses:

 Sales and marketing                                    222                                                             222
 General and administrative                             619         661                                               1,280
 Research and development                               981                                                             981
 Depreciation and amortization                          130                       $486 4,5                              618
                                                ------------   ---------   ------------        ----------     --------------

 Total operating expenses                             1,952         661            486                                3,098
                                                ------------   ---------   ------------        ----------     --------------

 Income (loss) from operations                       (1,951)       (340)          (486)                              (2,777)

 Other income (expense):

 Export market development grant                         37                                                              37
 Foreign exchange gain (loss)                                        45                                                  45
 Interest income (expense) net                           24          (7)                                7 6              24
                                                ------------   ---------   ------------        ----------     --------------

 Total other income (expense)                            61          38                                 7               106
                                                ------------   ---------   ------------        ----------     --------------

 Income (loss) before income taxes                   (1,890)       (302)          (486)                 7            (2,671)

 Income taxes
                                                ------------   ---------   ------------        ----------     --------------

 Net income (loss)                                  ($1,890)      ($302)         ($486)                 7           ($2,671)
                                                ============   =========   ============        ==========     ==============


 Other comprehensive income:

 Foreign currency translation adjustment
 (net of tax effect)                                     22                                                              22
                                                ------------   ---------   ------------        ----------     --------------

 Comprehensive income (loss)                        ($1,868)      ($302)         ($486)                 7           ($2,649)
                                                ============   =========   ============        ==========     ==============


 Basic and diluted net income (loss) per share       ($0.20)                                                         ($0.25)
                                                ============                                                  ==============

 Weighted average number of shares used
 in computing basic and diluted net income
 (loss) per share                                     9,409                      1,157 1,2,3                         10,566
                                                ============               ============                        ==============

             BRILLIANT DIGITAL ENTERTAINMENT, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The pro forma balance sheet has been prepared to reflect the acquisition of 100% of the stock of Trojan Television ("Trojan") by Brilliant Digital Entertainment, Inc. ("Brilliant") for an aggregate price of $3,316,000, representing 506,000 shares of Brilliant stock which will be transferred to the current owners of Trojan. Additionally, Brilliant issued to an unrelated third party 175,000 shares of Brilliant stock and warrants to purchase up to 400,000 shares of Brilliant common stock (collectively valued at $2,418,000) in order to settle certain claims to ownership of Trojan and to acquire an exclusive license to certain software technology which is used by Trojan. Finally, Brilliant issued 76,000 shares of Brilliant common stock to certain shareholders of Trojan to satisfy an outstanding loan and certain other amounts due to these shareholders. For purposes of the valuation of Brilliant's stock, the Company used the simple average of the closing share price for the day preceding, the day of and the two days subsequent to the public announcement of the purchase.

The following describes each pro forma entry to the unaudited combined balance sheet as of March 31, 1999:

(1) Reflects the issuance of common shares to acquire Trojan and the elimination of the common shareholders' equity accounts of Trojan. We believe that the fair value of the assets and liabilities acquired approximates their book value and, as a result a valuation of these assets and liabilities has not been undertaken. The excess of the purchase price over the value of the net assets acquired has been recorded as goodwill.

(2) Reflects the issuance of common stock and warrants to purchase shares of common stock to (1) settle the claims to ownership of Trojan (2) acquire an exclusive license to certain software technology which is used by Trojan. We have not undertaken a formal valuation of the software technology, however, we feel that the allocation of $1,612,000 to this software technology is reasonable. This allocation may change based on a formal third party valuation. The remainder of the value ($806,000) has been recorded as goodwill. Warrants currently in the money are assumed exercised on the first day available for exercise.

(3) Reflects cash paid in to the company by certain Trojan shareholders increasing a loan payable to these shareholders, the issuance of common stock to purchase the loan, and the adjustment to accrued liabilities on consummation of the acquisition.

The following describes each pro forma entry to the unaudited combined statement of operations for the three months ended March 31, 1999 and the year ended December 31, 1998:

(4) Reflects the amortization of goodwill over five years ($284,000 for the three months ended March 31, 1999 and $1,138,000 for the year ended December 31, 1998.

(5) Reflects the amortization of the exclusive software technology license over two years ($202,000 for the three months ended March 31, 1999 and $806,000 for the year ended December 31, 1998).

(6) Reflects the elimination of interest expense on the loan payable to be repaid, and the elimination of the loan.

                                          SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 13, 1999                       BRILLIANT DIGITAL ENTERTAINMENT, INC.


                                    By:     /s/ MICHAEL OZEN
                                            ------------------------------
                                           Michael Ozen, Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBITS

10.1 Agreement for the sale and purchase of share capital of Trojan Television Limited, dated July 1, 1999, between SF International Limited and Others and the Registrant.

10.2 Option Agreement, dated March 11, 1999, by and among the Registrant, Tim Helfet, Brent Cohen and SF International Ltd. acting for itself or as nominee for Commtel Services Ltd, HL International Ltd and Kai Schuermann, as amended by the First Amendment to Option Agreement, dated April 12, 1999, by and among the Registrant, Tim Helfet, Brent Cohen and SF International Ltd. acting for itself or as nominee for Commtel Services Ltd, HL International Ltd and Kai Schuermann, as further amended by the Second Amendment to Option Agreement, dated April 29, 1999, by and among the Registrant, Tim Helfet, Brent Cohen and SF International Ltd. acting for itself or as nominee for Commtel Services Ltd, HL International Ltd and Kai Schuermann.

23.1    Consent of Edwards & Co.

99.1 Press Release of Registrant, issued July 8, 1999, with respect to the acquisition of Trojan Television Limited.